UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
November 28, 2018
Date of Report (Date of Earliest Event Reported)

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TILLY’S, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-35535	45-2164791
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
10 Whatney
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
(949) 609-5599
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed as an amendment (this “Amendment”) to the Current Report on Form 8-K filed by Tilly’s, Inc. (the “Company”) on November 28, 2018 (the “Current Report”). This Amendment is being filed to amend the earnings press release furnished as Exhibit 99.1 to the Current Report (the “Amended Earnings Release”), announcing financial results for the third quarter ended November 3, 2018, in order to correct certain accounting entries relating to inventory under the retail method, which had accumulated over several fiscal periods, including the third quarter of fiscal 2018. This correction resulted in a $2.1 million charge to cost of goods sold, partially offset by a corresponding $0.6 million reduction in previously recorded corporate bonus accruals within selling, general and administrative expenses, resulting in a net charge of $1.5 million to operating income, and a $1.1 million reduction in net income, or $0.03 per diluted share, for the quarter and year-to-date period ended November 3, 2018. The Amended Earnings Release is furnished as Exhibit 99.1 to this Amendment. Except as described in this paragraph and the Amended Earnings Release, there are no corrections to any GAAP financials, non-GAAP financials or the Company’s financial outlook included in the original press release or as discussed by the Company on its earnings call held on November 28, 2018.

Item 2.02	Results of Operations and Financial Condition.
On December 3, 2018, the Company issued an amended earnings press release for the third quarter ended November 3, 2018 to correct the Company’s previously-announced financial results for the third quarter ended November 3, 2018. The amended press release is furnished as Exhibit 99.1 and is incorporated herein by reference. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits
The following exhibit is being furnished herewith.

(d)          Exhibits.

99.1                         Amended Press Release of Tilly's, Inc., dated December 3, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILLY’S, INC.

Date: December 3, 2018	By:	/s/ Michael L. Henry
	Name:	Michael L. Henry
	Title:	Chief Financial Officer